                                                                   Exhibit 10.30

                            VIROPHARMA INCORPORATED
                          RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT dated as of August 21, 2000 is made by and between ViroPharma Incorporated (the "Company"), and Michel de Rosen (the "Executive").

     1. Restricted Shares. Subject to the terms and conditions set forth herein, ViroPharma Incorporated (the "Company") hereby grants to Michel de Rosen (the "Executive"), as of August 21, 2000 (the "Grant Date"), Fifty Thousand (50,000) shares of the Company's Common Stock, par value $.002 per share ("Restricted Stock").

     2.  Vesting.

         (a) General. The Restricted Shares shall vest and become nonforfeitable in 25% installments on each Vesting Date as follows, provided the Executive is still employed by the Company on each such Vesting Date:

         Number of Shares                       Vesting Date
         ----------------                       ------------

              12,500                            August 21, 2001
              12,500                            August 21, 2002
              12,500                            August 21, 2003
              12,500                            August 21, 2004

         (b)  Acceleration of Vesting.

              (i) If the Executive's employment is terminated prior to August 21, 2004 due to an event that is covered by the "Insurance Policy" referenced at Paragraph 2 of the Promissory Note of even date herewith and attached as Exhibit A hereto (the "Note"), the Restricted Shares shall be fully and immediately vested and nonforfeitable as of the date of such event.

              (ii) In the event of a Change of Control, as such term is defined by the Company's Stock Option Plan in effect from time to time, in which the Executive is not offered substantially equivalent employment with the successor corporation or a related employer (both in terms of duties and compensation), or if the Executive's employment with the successor corporation or related employer is terminated by the successor corporation or related employer during the six month period following such Change of Control, then the Restricted Shares shall be fully and immediately vested and nonforfeitable as of the date of such Change of Control or later termination.

     3. Pledge. The Executive hereby pledges, and agrees to enter into, from time to time, such agreements and instruments as the Company shall require, in such form and substance as the Company may require, providing for a pledge of the Restricted Shares to the Company as security for the loan from the Company to the Executive evidenced by the Note until such time as there is no remaining outstanding balance due on the Note. In furtherance thereof, the Executive hereby appoints the Company as his attorney-in-fact with full power and authority, in the name and on behalf of, the

Executive to enter into such agreements and instruments and to take such actions, to effect the provisions of this Section, all to the fullest extent as if the Executive was acting himself or herself.

     4.  Share Legends/Escrow.

         (a) The certificates evidencing all the Restricted Shares shall bear legend(s) indicating the restrictions to which the Restricted Shares are subject. Certificates evidencing the Restricted Shares issued under this Agreement will be held in escrow by the Secretary of the Company or his or her designee (the "Escrow Holder") until such Shares cease to be subject to forfeiture in accordance with this Agreement, at which time the Escrow Holder will deliver such certificates representing the nonforfeitable shares to the Executive; provided, however, that appropriate arrangements have been made with the Company for the withholding or payment of any taxes that may be due with respect to such shares.

         (b) If any of the Restricted Shares are forfeited by the Executive, upon request by the Company, the Escrow Holder will deliver the stock certificate(s) evidencing those shares to the Company, which will then have the right to retain and transfer those shares to its own name free and clear of any rights of the Executive under this Agreement or otherwise.

         (c) The Escrow Holder is hereby directed to permit transfer of the Restricted Shares only in accordance with this Agreement or in accordance with instructions which are not inconsistent with this Agreement which are signed by both parties. In the event further instructions are reasonably desired by the Escrow Holder, he or she shall be entitled to conclusively rely upon directions executed by a majority of the members of the Board of Directors of the Company. The Escrow Holder shall have no liability for any act or omissions hereunder while acting in good faith in the exercise of his or her own judgment.

     5. Dividends; Distribution; Voting. Subject to the terms hereof, while any Restricted Share remains subject to forfeiture, the Executive will have the right to vote that share and to receive dividends or distribution with respect to that share.

     6. Stock Splits, etc. If, while any of the Restricted Shares remain subject to forfeiture, there occurs any merger, consolidation, reorganization, reclassification, recapitalization, stock split, stock dividend, or other similar change in the Common Stock, then any and all new, substituted or additional securities or other consideration to which the Executive is entitled by reason of the Executive's ownership of the Restricted Shares will be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Restricted Shares" for purpose of this Agreement.

     7. Tax Consequences. The Executive understands and agrees that the Company has not advised the Executive regarding the Executive's income tax liability in connection with the vesting of the Restricted Shares. The Executive has reviewed with the Executive's own tax advisors the Federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Executive is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Executive understands that the Executive (and not the Company) shall be responsible for the Executive's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Executive understands that Section 83(a) of the Code taxes as ordinary income the difference between (i) the amount (if any) paid for the Restricted Shares, and (ii) the fair market value of the Restricted Shares on the date any restrictions on such shares lapse. The Executive understands that the Executive may elect to be taxed at the time the Restricted Shares are granted rather than when the applicable restrictions lapse by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant.

         THE EXECUTIVE ACKNOWLEDGES THAT IT IS THE EXECUTIVE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY ANY SECTION 83(B) ELECTION.

     8. Restriction on Transfer. Except for the escrow described in Section 4, the pledge described in Section 3, or the transfer of the Restricted Shares to the Company or its assignees as contemplated by this Agreement, none of the Restricted Shares or any beneficial interest therein shall be transferred, encumbered, pledged or otherwise alienated or disposed of in any way until the Restricted Shares become nonforfeitable in accordance with this Agreement.

     9. Representations and Warranties. By executing this Agreement, the Executive hereby makes the following representations and warranties to, and covenants and agreements with the Company, with the intent and understanding that the Company will rely thereon:

         (a) The Restricted Shares are being acquired for the Executive's own account, for investment purposes only, and not for the account of any other person, and not with a view to distribution, assignment, or resale to others or to fractionalization in whole or in part, and that the offering and sale of the Restricted Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act") by virtue of Section 4(2) of the Act;

         (b) No other person other than the Executive and the Company has or shall have a direct or indirect beneficial interest in the Restricted Shares;

         (c) The Executive has a preexisting business or personal relationship with the Company;

         (d) In addition to complying with other similar restrictions contained herein, the Executive shall not sell, transfer, pledge, hypothecate or otherwise dispose of any interest in the Restricted Shares unless such interest is registered in accordance with the Act and applicable state securities laws or an exemption from such registration is available and, if required by the Company, an opinion of counsel is delivered to the Company, in a form satisfactory to the Company, that such registration is unnecessary;

         (e) The Company is under no obligation to register the Restricted Shares on behalf of the Executive or to assist the Executive in complying with any exemption from registration;

         (f) The Executive and the Executive's counsel, accountants or other advisors have been given the opportunity a reasonable time prior to the execution of this Agreement to ask questions or, and receive answers from, representatives of the Company regarding the Company and to inspect such documents and obtain any additional information as the Executive has requested (or the Executive's counsel, accountants or other advisors have requested) so as more fully to understand the nature of the investment and to verify the accuracy of the information supplied to the Executive; and

         (g) The Executive has such knowledge and experience in financial and business matters so as to be able to evaluate the merits and risks of the investment in the Restricted Shares.

     10. Other.

         (a) Any notice to the Escrow Holder shall be sent to the Company's address, with a copy to the other party not sending the notice.

         (b) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Executive under this Agreement may only be assigned with the prior written consent of the Company.

         (c) The Executive agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and Executive has executed this Agreement, in each case as of the date first above written.

                                  VIROPHARMA INCORPORATED

                                  By:  /s/  Vincent J. Milano
                                       ----------------------

                                  Name & Title:   Vincent J. Milano
                                                  -----------------
                                  VP and Chief Financial Officer
                                  ------------------------------



                                  /s/  Michel de Rosen
                                  --------------------
                                  Michel de Rosen